Exhibit 10.2

REPURCHASE AGREEMENT

[●] (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority, enters into this Repurchase Agreement (this “Agreement”) with SERVICENOW, INC., a Delaware corporation (the “Company”), on [______], 2020 whereby the Company will repurchase (the “Repurchase”) the Company’s 0% Convertible Senior Notes due 2022 (the “Existing Notes”) for the Repurchase Consideration (as defined below). The Existing Notes to be repurchased by the Company in the Repurchase are referred to herein as the “Repurchased Notes”. Each Account, including the Undersigned if its Existing Notes are being repurchased, shall be referred to herein as a “Holder.”

On and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:

Article I: Repurchase of the Existing Notes for the Repurchase Consideration

At the Closing (as defined below), the Undersigned hereby agrees to cause the Holders to deliver to the Company the Existing Notes set forth on Exhibit A hereto, and in exchange therefor the Company hereby agrees to pay to the Holders for each $1,000 principal amount of Existing Notes a cash payment equal to the Repurchase Consideration (as defined below) in accordance with the payment instructions set forth on Exhibit A hereto.

For the purposes of this Agreement:

“Closing Price” means $[●].

“Common Stock” shall mean the common stock of the Company, par value $0.001 per share.
“Conversion Rate” shall mean 7.4210 shares of Common Stock per $1,000 principal amount of the Existing Notes.

“Daily VWAP” shall mean the per share volume-weighted average price of the Common Stock as displayed under the heading “Bloomberg VWAP” on Bloomberg page “NOW <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on the relevant trading day (or if such volume-weighted average price is unavailable, the market value of one share of the Common Stock on such trading day determined, using a volume-weighted average method, by the Company, or by a nationally recognized independent investment banking firm retained for this purpose by the Company), determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

“Non-Swap Delta” shall mean a percentage equal to 1 minus the Swap Delta.

“Relevant Price” shall mean the arithmetic average of the Daily VWAPs for the 2 consecutive trading day period from and including [______], 2020.

“Repurchase Consideration” shall mean an amount in cash equal to the sum of (A)(i) the Conversion Rate multiplied by (ii) the Relevant Price multiplied by (iii) the Non-Swap Delta plus (B)(i) the Conversion Rate multiplied by (ii) the Closing Price multiplied by (iii) the Swap Delta plus (C) $[●].

“Settlement Date” shall mean the third trading day from, and including, [______], 2020.

“Swap Delta” shall mean [●]%.

The closing of the Repurchase (the “Closing”) shall be conducted on the Settlement Date, or such later date as mutually agreed in writing by the parties (the “Closing Date”). At the Closing, (a) the Undersigned, for itself and on behalf of each Holder, shall deliver or cause to be delivered to the Company all right, title and interest in and to its Existing Notes (and no other consideration) free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer required by the Company to transfer to and confirm all right, title and interest in and to the Existing Notes free and clear of any Liens, and (b) the Company shall pay to each Holder the Repurchase Consideration (or, if there are no Accounts, the Company shall deliver to the Undersigned, as the sole Holder, the Repurchase Consideration). Delivery of such Existing Notes as provided above will be made by each Holder by posting, at or before 10:00 A.M. (New York City time) on the Closing Date, a withdrawal request for such Existing Notes through the Deposit or Withdrawal at Custodian (“DWAC”) settlement system of the Depository Trust Company (“DTC”) (it being understood that posting such request on any date before the Closing Date will result in such request expiring unaccepted at the close of business on such date, and such Holder will need to repost such withdrawal request on the Closing Date).

Article II: Covenants, Representations and Warranties of the Holders

The Undersigned, for itself and on behalf of each Holder, hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Company, and all such covenants, representations and warranties shall survive the Closing.

Section 2.1: Power and Authorization

Each of the Undersigned and each Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and has the requisite power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Repurchase contemplated hereby. If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, (b) Exhibit A hereto includes a true, correct and complete list of (i) the name of each Account and (ii) separately with respect to each Account, each other item required to be included in Exhibit A (other than the Repurchase Consideration), and (c) the Undersigned has full power to make the foregoing representations, warranties and covenants on behalf of each such Holder.

Section 2.2: Valid and Enforceable Agreement; No Violations

This Agreement has been duly authorized, executed and delivered by the Undersigned and constitutes a legal, valid and binding obligation of the Undersigned and each Holder, enforceable against the Undersigned and each Holder in accordance with its terms and the Company may initiate a claim against either or both the Undersigned or any Holder for any breach of this Agreement, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Repurchase will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or the Holder’s organizational documents, (ii) any agreement or instrument to which the Undersigned or the Holder is a party or by which the Undersigned or the Holder or any of their respective assets are bound or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the Holder, except for such violations, conflicts or breaches under clauses (ii) and (iii) above that would not, individually or in the aggregate, have a material adverse effect on the financial position, results of operations or prospects of the Undersigned or Holder or on their performance of the obligations under this Agreement or on the consummation of the transactions contemplated hereby.

Section 2.3: Title to the Repurchased Notes

The Holder or the Undersigned, as applicable, is currently, and at the Closing will be, the sole legal and beneficial owner of the Existing Notes set forth opposite its name on Exhibit A hereto. The Holder or the Undersigned, as applicable, has good, valid and marketable title to its Repurchased Notes, free and clear of any Liens (other than pledges or security interests that the Holder or the Undersigned, as applicable, may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker, which will be terminated in connection with the Closing), and when the Repurchased Notes are delivered to the Company, the Company will acquire good, marketable and unencumbered title to the Repurchased Notes, free and clear of any Liens. The Holder or the Undersigned, as applicable, has not, in whole or in part, except as described in the preceding sentence, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Repurchased Notes or its rights in its Repurchased Notes or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Repurchased Notes. Upon delivery of such Repurchased Notes to the Company pursuant to the Repurchase, such Repurchased Notes shall be free and clear of all Liens.

Section 2.4: Adequate Information; No Reliance; No Pressure

The Undersigned and each Holder acknowledge and agree that (a) the Undersigned and each Holder have been furnished with all materials it considers relevant to making a decision to enter into the Repurchase and has had the opportunity to review (and has carefully reviewed) (i) the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the Securities Exchange Act of 1934, as amended (collectively, the “Public Filings”), and (ii) this Agreement (including the exhibits hereto) (collectively, the “Materials”), (b) the Undersigned and each Holder have had a full opportunity to ask questions of, and receive answers from, the Company concerning the Company, its business, operations, financial performance, financial condition and prospects, the Existing Notes and the terms and conditions of the Repurchase, and to obtain from the Company any information that it considers necessary in making an informed decision and to verify the accuracy of the information set forth in the Public Filings and the Materials, (c) no statement or written material contrary to the Public Filings or the Materials has been made or given to the Undersigned or any Holder by or on behalf of the Company, (d) the Undersigned and each Holder are able to fend for themselves in the Repurchase, and (e) the Undersigned and each Holder had a sufficient amount of time to consider whether to participate in the Repurchase and that the Company has not placed any pressure on the Undersigned or the Holder to respond to the opportunity to participate in the Repurchase.

Section 2.5: Further Action

The Undersigned agrees that it will, upon request, execute and deliver, for itself and on behalf of any Holder, any additional documents deemed by the Company or the trustee of the Existing Notes to be reasonably necessary to complete the Repurchase.

Section 2.6: Repurchase

The Undersigned acknowledges that the terms of the Repurchase are the result of bilateral negotiations between the parties and the Undersigned was given a meaningful opportunity to negotiate the terms of the Repurchase.

Section 2.7: Withholding

The Company and its agents shall be entitled to deduct and withhold from any consideration payable pursuant to this Agreement such amounts as may be required to be deducted or withheld under applicable law; provided that no amount shall be withheld in respect of U.S. federal tax with respect to any consideration paid to a Holder that has provided to the Company or its agents an accurately completed and duly executed IRS Form W-9 certifying that such Holder is exempt from backup withholding or an accurately completed and duly executed appropriate series of IRS Form W-8, as applicable, other than any required withholding with respect to payments characterized as interest paid to a non-U.S. Holder that is not otherwise exempt from such withholding under applicable U.S. federal income tax law.

To the extent any such amounts are withheld and remitted to the appropriate taxing authority, such amounts shall be treated for all purposes as having been paid to the Holder to whom such amounts otherwise would have been paid.

Section 2.8: Disclosure

The Undersigned, for itself and on behalf of any Holder, covenants that, unless otherwise required by law or if otherwise publicly disclosed by the Company, it will keep the terms of this Agreement confidential and shall not disclose such terms to any other party (other than the owners, employees, agents, representatives and advisors, including attorneys, accountants and consultants, of the Holder or the Undersigned (together, the “Holder Representatives”) on a “need to know” basis, provided that such Holder Representatives shall be advised of the confidentiality obligations hereunder and the Undersigned and each Holder shall be jointly responsible for any breach of the terms hereof by the Holder Representatives).

Article III: Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Holders, and all such covenants, representations and warranties shall survive the Closing.

Section 3.1: Power and Authorization

The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Repurchase contemplated hereby. No material consent, approval, order or authorization of, or material registration, declaration or filing (other than filings under the Securities Exchange Act of 1934, as amended) with any governmental entity is required on the part of the Company in connection with the execution, delivery and performance by it of this Agreement and the consummation by the Company of the transactions contemplated hereby.

Section 3.2:Valid and Enforceable Agreements; No Violations

This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions.

This Agreement and consummation of the Repurchase will not violate, conflict with or result in a breach of or default under (i) the charter, bylaws or other organizational documents of the Company, (ii) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company, except for such violations, conflicts or breaches under clauses (ii) and (iii) above that would not, individually or in the aggregate, have a material adverse effect on the financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole or on its performance of its obligations under this Agreement or on the consummation of the transactions contemplated hereby.

Section 3.3:Repurchase

The terms of the Repurchase are the result of bilateral negotiations between the parties.

Section 3.4: No Material Information
The Company hereby agrees and acknowledges that the transactions contemplated by this Agreement do not constitute material nonpublic information of the Company or any of its subsidiaries and that, subject to Section 2.8, neither the Undersigned nor any Holder is subject to any confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Undersigned, the Holder or any of the Undersigned’s or the Holder’s affiliates, on the other hand. The Company understands and confirms that the Holder and its affiliates will rely on the foregoing representations in effecting transactions in securities of the Company.

Article IV:Miscellaneous

Section 4.1: Entire Agreement

This Agreement and any documents and agreements executed in connection with the Repurchase embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.2: Construction

References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 4.3: Governing Law

This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

Section 4.4: Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile or any standard form of telecommunication or e-mail shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

Section 4.5: Termination
The Company may terminate this Agreement if there has occurred any breach by the Undersigned or a Holder of any covenant, representation or warranty set forth in Article II. The Undersigned or a Holder may terminate this Agreement if there has occurred any breach by the Company of any covenant, representation or warranty set forth in Article III. The Company, the Undersigned and each Holder may terminate this Agreement by mutual consent at any time.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed as of the date first above written.

“Company”
SERVICENOW, INC
By: ______________
Name ______________
Title: ______________

“Undersigned”
[●]
By: ______________
Name ______________
Title: ______________

Exhibit A

Name of Beneficial Owner	Aggregate Principal Amount of Existing Notes to Be Submitted for Repurchase	DTC Participant Number of DTC Participant through Which the Existing Notes Will Be Delivered	Payment Instructions
[_________]	$[_______]	[_________]	[_________]